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

                                                                                                                       EXHIBIT 10.11


2.  CONTRACT (Proc. Inst. Ident./No.                        3. EFFECTIVE DATE        4.  REQUISITION/PURCHASE REQUEST   PROJECT NO
                                                                 7-26-94

5.  ISSUED BY                                               6. ADMINISTERED BY (If other than Item 5)
                      CODE                                                                                                  CODE

    GSA, GENERAL PRODUCTS COMMODITY CTR                        GSA, GENERAL PRODUCTS COMMODITY CTR
    GENERAL PROCUREMENT DIV., 7FXGM-M3                         GENERAL PROCUREMENT DIV., 7FXGM-M3
    819 TAYLOR STREET                                          819 TAYLOR STREET
    FORT WORTH, TX 76102                                       FORT WORTH, TX 76102

7.  NAME AND ADDRESS OF CONTRACTOR (No. street, city, country, State and ZIP Code)          8. DELIVERY

                                                                                            [XX] FOB ORIGIN    [ ] OTHER (see below)
    IRON AGE CORPORATION
    ROBINSON PLAZA THREE, SUITE 400                                                         9. DISCOUNT FOR PROMPT PAYMENT
    PITTSBURGH, PA 15205                                                                       5%-60 Days:Net 30 Days
                                                                                               Net 67 Days:Shoe Mobile
    412/787-4100                                                                                           Service

                                                                                            10. SUBMIT INVOICES             ITEM
                                                                                            (4 copies unless other-
------------------------------------------------------------------------------------------  wise specified). TO THE         BLOCK 11
                                                                                            ADDRESS SHOW IN:
CODE                                            FACILITY CODE
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11.  SHIP TO/MARK FOR                                                                       12. PAYMENT WILL BE MADE BY
                                CODE_____________________________________                            CODE___________________________

     TO BE SHOWN ON ORDERS ISSUED UNDER                                                           SEE BLOCK 11
     THIS CONTRACT
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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-                                   14. ACCOUNTING AND APPROPRIATION DATA
    TION

    [ ] 10 U.S.C. 2304(c)(       )     [ ] 41 U.S.C. 253(c)(      )                               SEE BLOCK 11
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15A. ITEM NO.                   15B. SUPPLIES/SERVICES          15C. QUANTITY    15D. UNIT       15E. UNIT PRICE      15F. AMOUNT
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IRON AGE CORPORATION'S offer dated September 17, 1993, submitted in response to Solicitation Number 7FXG-E4-8409-B for Multiple
Award Schedule FSC 84, Part II, Section B, Special Purpose Clothing, as supplemented by Best and Final Offer Letter dated July 11,
1994, and Bid Extension signed 3/22/94 and 6/21/94 is hereby accepted by the Government for special Item Numbers 633-16, 633-18,
633-19, and 633-25.
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                                                                15G. TOTAL AMOUNT OF CONTRACT     $   INDEFINITE
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                CONTINUED ON PAGE 2
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16.                                                     TABLE OF CONTENTS
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  W)    SEC.                 DESCRIPTION                PAGE(S)  W)   SEC         DESCRIPTION                    PAGE(S)
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                      PART I - THE SCHEDULE                                   PART II - CONTRACT CLAUSES
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         A      SOLICITATION/CONTRACT FORM                             I    CONTRACT CLAUSES
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         B      SUPPLIES OR SERVICES AND PRICES/COSTS           PART III - LIST OF DOCUMENTS. EXHIBITS AND OTHER ATTACH.
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         C      DESCRIPTION/SPECS./WORK STATEMENT                      J    LIST OF ATTACHMENTS
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         D      PACKAGING AND MARKING                          PART IV - REPRESENTATIONS AND INSTRUCTIONS
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         E      INSPECTION AND ACCEPTANCE                              K    REPRESENTATIONS. CERTIFICATIONS AND
-------------------------------------------------------------------         OTHER STATEMENTS OF OFFERORS
         F      DELIVERIES OR PERFORMANCE                              -------------------------------------------------------------
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         G      CONTRACT ADMINISTRATION DATA                           L   INSTRS., CONDS., AND NOTICES TO OFFERORS
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         H      SPECIAL CONTRACT REQUIREMENTS                          M   EVALUATION FACTORS FOR AWARD
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                                        CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is re-    18. [XX]  AWARD (Contractor is not required to sign this document).
quired to sign this document and return _______ copies to       Your offer on Solicitation Number 7FXG-E4-93-8409-B. Including
issuing office.)  Contractor agrees to furnish and deliver      the additions or changes made by you which additions or changes
all items or perform all the services set forth or otherwise    are set forth in full above, is hereby accepted as to the Items
identified above and on any continuation sheets for the         listed above and on any continuation sheets.  This award
consideration stated herein.  The rights and obligations        consummates the contract which consists of the following documents:
of the parties to this contract shall be subject to and         (a) the Government's solicitation and your offer, and (b) this
governed by the following documents: (a) this award/contract,   award/contract.  No further contractual document is necessary.
(b) the solicitation, if any, and (c) such provisions,
representations, certifications, and specifications, as
are attached or incorporated by reference herein,
(Attachments are listed herein.)
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19A. NAME AND TITLE OF SIGNER (Type or print)                   20A. NAME OF CONTRACTING OFFICER

                                                                     John Gallagher
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                OF CONTRACTOR           19C. DATE SIGNED        20B. UNITED STATES OF AMERICA                       20C. DATE SIGNED

----------------------------------------                        -----------------------------------------           7/26/94
Signature of person authorized to sign)                         BY    Signature of Contracting  Officer
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1-152-8089                                              26-107                                STANDARD FORM 26 (REV. 4-B5)
EDITION UNUSABLE                    *U.S. GOVERNMENT PRINTING OFFICE: 1992-312-071/50053      Prescribed by GSA
                                                                                              FAR (48 CFA) 53.214(a)
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Continuation Page, SF26                                            Page 2 of 4
7FXG-E4-93-8409-B
DANNER SHOE MANUFACTURING CO.


See pages 3 and 4 of this award for pricelist coversheet and accepted terms and conditions. The Iron Age Safety Shoes Factory Price List effective January 3,
1994, and the Iron Age Safety Shoes National Contract Price List effective
January 3, 1994, are approved, less a 10% discount. See the approved catalog/pricelist for excluded items. An aggregate discount was not awarded.
The category of customer upon which award is predicated and on which the Price
Reduction Clause will be activated is Distributors/Wholesalers.  The Economic
Price Adjustment Clause (522.216-71, Alt. I) has been negotiated into the proposed contract and applies to Special Item Numbers 633-16, 633-18, 633-19 and 633-25.

The contract period is from May 1, 1994, or date of award, whichever is later, through April 30, 1998.

                     COVERSHEET INFORMATION FOR PRICE LIST
                       AS REQUIRED BY CLAUSE I-FSS-600-D:

                        GENERAL SERVICES ADMINISTRATION
                             FEDERAL SUPPLY SERVICE
          AUTHORIZED FEDERAL SUPPLY SCHEDULE CATALOG AND/OR PRICE LIST

                                 SCHEDULE TITLE

                        FSC Group 84, Part II, Section B
                            Special Purpose Clothing

FSC CLASS:       8405, 8410, 8430, 8435

CONTRACT NO:     GS-07F-8254B            CONTRACT PERIOD: Date of Award through
                                                          04/31/98
CONTRACTOR:    IRON AGE CORPORATION             CONTACT :  Jim Maloney
               ROBINSON PLAZA THREE, STE 400    TELEPHONE: 412/787-4100
               PITTSBURGH, PA  15205

BUSINESS SIZE AND TYPE: Small Dealer
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1a.  AWARDED SPECIAL ITEM NUMBER:
       FOOTWEAR
       633-16 - Men's Over-the-Sock Boots
       633-18 - Men's or Women's Overshoes, Rubber

       SAFETY SHOES
       633-19 - Men's or Women's Safety-Toe Shoes or Boots

       ANTI-EXPOSURE COLD WEATHER CLOTHING
       633-25 - Boots, Insulated, Waterproof

1b. IDENTIFICATION OF LOWEST PRICED ITEM:

        SIN                          MODEL                  NET PRICE
        ---                          -----                  ---------

      633-16                          964                     $12.56
      633-18                          220                     $ 6.70
      633-19                          778                     $38.66
      633-25                          112                     $57.56


                                     -2-
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2.   MAXIMUM ORDER LIMITATION:      $40,000 Per SIN
                                    $160,000 Per Order

3.   MINIMUM ORDER: $0

4. GEOGRAPHIC COVERAGE: The 50 States, Washington, DC, Puerto Rico and the Virgin Islands

5.   PRODUCTION POINT: See Attached List

6. BASIC DISCOUNT: 10% basic discount off the Iron Age Safety Shoes Factory Price List effective January 3, 1994, for Direct Sales and a 10% basic discount off the Iron Age Safety Shoes National Contract Price List effective January 3, 1994 for Shoe Mobile Sales.

7.   QUANTITY DISCOUNT:  None

8.   PAYMENT TERMS: 5% in 60 days, Net in 67 days on direct sales. Net 30 days on mobile sales.

9. GOVERNMENT COMMERCIAL CREDIT CARD HAS BEEN ACCEPTED with no discount associated with its use.

10. FOREIGN ITEMS: The Foreign Items accepted are from Designated Countries under the Trade Agreements Act.

11.  TIME OF DELIVERY:  7 - 10 Days, ARO
     EMERGENCY DELIVERY:  24 - 48 Hours

12.  F.O.B. POINT:  Origin

13.  ORDERING ADDRESS:  Iron Age Corporation
                        Robinson Plaza Three, Suite 400
                        Pittsburgh, PA 15205

14.  PAYMENT ADDRESS:   Iron Age Corporation
                        P.O. Box 4580
                        Pittsburgh, PA 15205

15. WARRANTY PROVISIONS: Standard Commercial Warranty. All returns must be accompanied by a sales receipt. If a manufacturer's defect or material failure occurs within ninety days of purchase, Iron Age will replace or repair the shoe absolutely free of charge. If a manufacturer's defect or material failure occurs within six months of purchase, the customer



                                      -3-
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will be issued a partial credit based on the extent of wear and condition of the shoes. This credit can only be used towards the purchase of other Iron Age shoes.

16.  EXCLUDED ITEMS:  See the approved pricelist for excluded items.

17. - 23. Items Not Awarded

24.  RESTOCKING FEE: None












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